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                                                          EXHIBIT NO. 10.10

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                    AGREEMENT

     THIS AGREEMENT, effective March 13, 1995, is made by and between NitroMed, Inc., One Kendall Square, Building 200, Cambridge, MA 02139 ("NitroMed") and John D. Folts, Ph.D., 2537 Chamberlain Avenue, Madison, WI 53705 ("Folts").

     1. In consideration of the mutual promises contained herein and for other good and valuable consideration, Folts has assigned his entire right, title and interest in and to the U.S. patent application entitled "Use of Nitric Oxide Adducts to Prevent Thrombosis on Artificial and Vascular Surfaces" having Serial No. 08/123,331 which was filed on September 17, 1993 and in and to the subject matter disclosed therein and to all divisional, continuing, substitute, renewal, reissue, extension and all other applications for Letters Patent which have been or shall be filed in the United States and all other countries on any of said improvements, and in and to all original and reissued patents which have been or shall be issued in the United States and all other countries on said applications (the "Patent Rights").

     2. Folts represents and warrants to NitroMed that he had an unencumbered ownership interest in and to the Patent Rights as well as the unencumbered right to assign his right, title and interest in and to the Patent Rights.

     3. The term "Product" as used herein means any article, composition, apparatus, substance, chemical, material, method or service which is covered by the Patent Rights.

     4. The term "Net Sales Price" means the total amount received by NitroMed from sale of Product, less transportation charges and insurance, sales taxes, use taxes, excise taxes, value

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added taxes, customs duties or other imports, normal and customary quantity and cash discounts, and allowances and credit on account of rejection or return of Product.

     5. The term "Sublicensee" shall mean any non-Affiliate third party licensed by NitroMed to make, have made, import, use or sell any Product under the Patent Rights. The term "Affiliate" means any company or other legal entity other than NitroMed in whatever country organized, controlling, controlled by or under commoncontrol with NitroMed. The term "control" means possession of the power to direct or cause the direction of the management and policies whether through the ownership of voting securities, by contract or otherwise.

     6. From and after the effective date of this Agreement, NitroMed shall pay
(i) [**]percent ([**]%) of Net Sales Price by NitroMed and its Affiliates and
(ii) [**] percent ([**]%) of Net Sales Price by its Sublicensees of Product for so long as pending or issued Patent Rights are in force. Such payments shall be made at the beginning of each calendar quarter for sales which occurred in the preceding quarter.

     7. This Agreement constitutes the entire understanding between the parties with respect to the subject matter contained herein and any amendment or change shall not be binding unless in writing and signed by the parties hereto. In addition, this Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, other than those provisions governing conflicts of law.

     Accordingly, the parties have executed this Agreement by their authorized representatives.

NITROMED, INC.                                      JOHN D. FOLTS, Ph.D.

By:     /s/Marcel Worcel                             /s/John D. Folts
        -----------------                           -----------------
Title:  President and Chief Executive Officer       John D. Folts, Ph.D.

                                       -2-
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                         AMENDMENT TO AGREEMENT BETWEEN
                        JOHN D. FOLTS AND NITROMED, INC.

     This Amendment is effective as of November 22, 1996 by and between NitroMed, Inc., a Delaware corporation, having offices at 801 Albany Street, Boston, Massachusetts 02118 ("NitroMed") and John D. Folts, Ph.D., 2537 Chamberlain Avenue, Madison, Wisconsin 53705 ("Folts").

     WHEREAS, NitroMed and Folts entered into an Agreement effective as of March 13, 1995 (the "Agreement"); and

     WHEREAS, NitroMed and Folts desire to amend such Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and other good and valuable consideration, the parties agree as follows:

     1. All initially capitalized terms in this Amendment shall have the same meaning as in the AGREEMENT of March 13, 1995.

     2. Section 6 of the AGREEMENT is amended and rewritten in its entirety to read as follows:

     From and after the effective date of this Amendment, NitroMed shall pay
(i) [**] percent ([**]%) of the Net Sales Price of Product sold or distributed by NitroMed and its Affiliates and (ii) [**] percent ([**]%) of royalties received by NitroMed from a Sublicensee for sale or distribution of a Product by such Sublicensee, in each case for so long as pending or issued Patent Rights are in force which cover such Product. Such payments shall be made at the beginning of each calendar quarter for sales which occurred in the preceding quarter.


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     3. The AGREEMENT is hereby amended effective as of the date first above written in accordance with Paragraph 7 thereof. Except as amended herein or previously amended, the terms and conditions of the AGREEMENT remain in full force and effect as originally written.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the Date set forth above.


NITROMED, INC.                                     JOHN D. FOLTS, Ph.D.


By:    /s/Marcel Worcel                            /s/John D. Folts
       ----------------------------------          --------------------------
       Manuel Worcel, M.D.
Title: President and Chief Executive Officer       Title:  Professor of Medicine

                                       -2-


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                           AMENDMENT TO AGREEMENT BETWEEN
                          JOHN D. FOLTS AND NITROMED, INC.


     This Amendment is effective as of December 2, 1998 by and between NitroMed, Inc., a Delaware corporation, having offices at 12 Oak Park Drive, Bedford, Massachusetts 01730 ("NitroMed") and John D. Folts, Ph.D., 2537 Chamberlain Avenue, Madison, Wisconsin 53705 ("Folts").

     WHEREAS, NitroMed and Folts entered into an Agreement effective as of March 13, 1995 and amended as of November 22, 1996 (the "AGREEMENT"); and

     WHEREAS, NitroMed and Folts desire to amend such Agreement,

     NOW, THEREFORE, in consideration of the mutual promises and other good and valuable consideration, the parties agree as follows:

     1. All initially capitalized terms in this Amendment shall have the same meaning as in the AGREEMENT of March 13, 1995.

     2. Section 1 of the AGREEMENT is amended and rewritten in its entirety to read as follows:

     In consideration of the mutual promises contained herein and for good and valuable consideration, Folts has assigned his entire right, title and interest in and to the U.S. patent applications entitled

     "Use of Nitric Oxide Adducts to Prevent Thrombosis on Artificial and Vascular Surfaces" having Serial No. 08/123,331, which was filed on September 15, 1993,

     "Localized Use of Nitric Oxide Adducts to Prevent Internal Tissue Damage" having serial number 08/438,418, which was filed on May 10, 1995, and



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     "Localized Use of Nitric Oxide Adducts to Prevent Internal Tissue
Damage" having Serial No. 08/460,465, which was filed on June 2, 1995,

and in and to the subject matter disclosed therein and to all divisional, continuing substitute, renewal, reissue, extension and all other applications for Letters Patent which have been or shall be filed in the United States and all other countries on any of said applications, and in and to all original and reissued patents which have been or shall be issued in the United States and all other countries on said applications (the "Patent Rights").

     3. The AGREEMENT is hereby amended effective as of the date first above written in accordance with Paragraph 7 thereof. Except as amended herein or previously amended, the terms and conditions of the AGREEMENT remain in full force and effect as originally written.

     IN WITNESS WHEREOF, the parties have executed this Agreement by their authorized representatives.


NITROMED, INC.                                  JOHN D. FOLTS, Ph.D.


By:  /s/ MANUEL WORCEL, M.D.                    By:  /s/ JOHN D. FOLTS, Ph.D.
     -----------------------------                   ------------------------
     Manuel Worcel, M.D.                             John D. Folts, Ph.D.
     President


                                       -2-